COMMON SHARES                                                                                                                              COMMON SHARES

                                                                                 [Assured Guaranty LOGO]

SEE REVERSE FOR
CERTAIN DEFINITIONS
CUSIP G0585R 10 6

ORGANIZED UNDER THE LAWS OF BERMUDA

THIS IS TO CERTIFY THAT

is the registered holder of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, PAR VALUE US $0.01 PER SHARE, OF

Assured Guaranty Ltd. transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Bye-Laws of the Company, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Company and the signatures of its duly authorized officers.

                                         [Signature]                                                                                  [Signature]

                                         President and                                                                             Secretary

                                         Chief Executive Officer

Dated

Countersigned and Registered:

MELLON INVESTOR SERVICES

                                         Transfer Agent

                                           and Registrar

By:

                    Authorized Signature

ASSURED GUARANTY LTD.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                        UNIF GIFT MIN ACT-_________Custodian____________
     TEN ENT - as tenants by the entireties                        (Cust)              (Minor)
     JT TEN  - as joint tenants with right of                   under Uniform Gifts to Minors
               survivorship and not as tenants                  Act_____________
               in common                                                                 (State)

Additional abbreviations may also be used though not in the above list.

For value received, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_______________________________________________________________________________________ shares represented by the within certificate, and do hereby irrevocably constitute and appoint

__________________________________________________ Attorney to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated________________________

______________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

          ________________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.